                                                    Registration Nos. 33-80195
                                                                        811-9142

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
     Pre-Effective Amendment No.                                          [ ]
     Post-Effective Amendment No. 18                                      [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
  Amendment No. 17                                                        [X]


                        (Check appropriate box or boxes.)

                         THE NAVELLIER PERFORMANCE FUNDS
              (The Navellier Aggressive Small Cap Equity Portfolio)
               (Exact name of registrant as specified in charter)

          One East Liberty, Third Floor
          Reno, Nevada                                              89501
          (Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

                                  Arjen Kuyper
                         The Navellier Performance Funds
                          One East Liberty, Third Floor
                               Reno, Nevada 89501

                     (Name and Address of Agent For Service)

                                    Copy to:

                             Samuel Kornhauser, Esq.
                        Law Offices of Samuel Kornhauser
                         155 Jackson Street, Suite 1807
                             San Francisco, CA 94111
                                 (415) 981-6281

It is proposed that this filing will become effective:

      X   immediately upon filing pursuant to paragraph (b)
     ---
          60 days after filing pursuant to paragraph (a)(1)
     ---
          on (date) pursuant to paragraph (a)(1)
     ---
          75 days after filing pursuant to paragraph (a)(2)
     ---
          on (date) pursuant to paragraph (a)(2) of rule 485
     ---

If appropriate, check the following box:

         this  post-effective  amendment  designates a new effective  date for
     ---
a previously filed post-effective amendment.


Title of Securities Being Registered:
     Investment Company Shares

                              CROSS REFERENCE SHEET
                             (required by Rule 495)

Item No.                                            Location
--------                                            ----------------------------
                                     PART A

Item 1.   Front and Back Cover Pages.............  Front and Back Cover Pages

Item 2.   Risk/Return Summary: Investments,
          Risks and Performance..................  The Principal Risks; How the Portfolio
                                                   Has Performed

Item 3.   Risk/Return Summary: Fee Table.........  Fees and Expenses of the Portfolio

Item 4.   Investment Objectives, Principal
          Investment Strategies, and Related
          Risks..................................  Our Principal Strategy


Item 5.   Management's Discussion of Fund
          Performance............................  Not Applicable

Item 6.   Management, Organization, and
          Capital Structure......................  Who is Responsible for the Portfolios

Item 7.   Shareholder Information................  Account Policies; How to Buy, Sell and
                                                   Exchange Shares; Understanding Taxes;
                                                   Understanding Earnings

Item 8.   Distribution Arrangements..............  How to Buy, Sell and Exchange Shares

Item 9.   Financial Highlights Information........  Financial Highlights



                                     PART B


Information required to be included in Part B of this Registration Statement is set forth under the appropriate item of Part B of Post Effective Amendment 19 of the Registration Statement of the Navellier Performance Funds filed April 30, 2001. Part B of Post Effective Amendment 19 of the Registration Statement of the Navellier Performance Funds is incorporated herein by reference.


                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


                                EXPLANATORY NOTE


The purpose of this filing is to separate the prospectus of the Navellier Aggressive Small Cap Equity Portfolio from Part A of the Registration Statement of the Navellier Performance Funds. A separate Prospectus for the Navellier Aggressive Small Cap Equity Portfolio is provided in Part A of Post Effective Amendment 18 to this Registration Statement. A Statement of Additional Information for all portfolios of the Fund, including the Navellier Aggressive Small Cap Equity Portfolio is included in the Registration Statement of the Navellier Performance Funds as amended by Post Effective Amendment 19 filed April 30, 2001.


The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.

                                    PART A

                        THE NAVELLIER PERFORMANCE FUNDS


              THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO


                                [ARTWORK PHOTO]


            THIS PROSPECTUS CONTAINS INFORMATION PERTAINING ONLY TO


              THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO



                                 INVESTING FOR


                            LONG-TERM CAPITAL GROWTH


                        PROSPECTUS DATED APRIL 30, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR ANY OTHER MUTUAL FUND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

--------------------------------------------------------------------------------


INTRODUCING OUR PORTFOLIO...................................    1
THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO.........    2
FINANCIAL HIGHLIGHTS........................................    5
WHO IS RESPONSIBLE FOR THE PORTFOLIO........................    6

Investment adviser..........................................    6
Distributor.................................................    6
ACCOUNT POLICIES............................................    6
UNDERSTANDING EARNINGS......................................    7
UNDERSTANDING TAXES.........................................    8
HOW TO BUY, SELL, AND EXCHANGE SHARES.......................    9
Buying shares...............................................   10
Selling or exchanging shares................................   11
Buying or selling through selected broker-dealers...........   12
NEED TO KNOW MORE? (BACK COVER).............................   13



More detailed information on subjects covered in this prospectus are contained within the Statement of Additional Information (SAI) of the Navellier Performance Funds dated April 30, 2001. Investors seeking more in-depth explanations of this Portfolio should request the SAI to review it before purchasing shares of the Portfolio.



Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they other obligations of or guaranteed by any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIO

--------------------------------------------------------------------------------

WHO SHOULD INVEST IN OUR PORTFOLIO?


The Navellier Aggressive Small Cap Equity Portfolio, like the other Navellier Performance Funds Portfolios uses an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. This Portfolio is for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Aggressive Small Cap Equity Portfolio is not suitable for investors seeking current income.


ONE INVESTMENT GOAL FOR ALL OUR PORTFOLIOS


All Navellier Performance Funds Portfolios including the Navellier Aggressive Small Cap Equity Portfolio have the same investment goal: to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.


WHAT KIND OF FUND ARE WE?

The Navellier Small Cap Equity Portfolio is "no-load." This means there is no initial sales charge for buying or selling shares.

KEY DEFINITIONS


"We", "Us" and "Our" -- mean the Navellier Performance Funds.

"You" and "Your" -- mean the prospective investor.

"Fund" -- means all seven Navellier Performance Funds Portfolios.

"Portfolio" -- refers to The Navellier Aggressive Small Cap Equity Portfolio of the Fund.
"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.


LIMITED FEDERAL GUARANTEES.



The Portfolio will normally hold less than 20% of its total assets in cash or cash equivalents (such as money market securities). The assets will most likely be deposited in interest bearing accounts, money market accounts, or money market mutual funds such as the Fund for Government Investors, an unaffiliated money market mutual fund. An investment in the portfolio is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.



                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671



               SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------


THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF SMALL CAPITALIZATION COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.


OUR PRINCIPAL STRATEGY

This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on small, fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/ risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.


Every quarter, we evaluate our tests and reweight their influence on the computer models as necessary. this allows us to continuously monitor which factors appear to be currently in favor in the financial markets.


WHAT WE INVEST IN


Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization under $2 billion. The remaining 20% may be invested in other types of securities, such as:


     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,


     - up to 15% of its total assets in foreign securities traded on the United States market.


THE PRINCIPAL RISKS

As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.


MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in this Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.



LIQUIDITY. Small capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

SPECIAL RISKS. The former Trustees of the Navellier Series Fund, which was merged into the Navellier Aggressive Small Cap Equity Portfolio ("Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they claim to be approximately $4 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The lawsuit against the former trustees was brought, in part, to recover for the Fund, Fund monies which the former trustees used in their proxy solicitation to retain an investment advisor which the Fund shareholders never approved and ultimately rejected. Because of the lawsuit, the trial court issued an injunction ordering the former trustees to cease their attempts to prevent dissemination of opposing proxy materials. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is ultimately determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio of the Fund. However, even then, Navellier Management, Inc. ("NMI") has agreed that, if any such claim were ultimately determined to be valid, NMI, not the Portfolio, would pay such claim.



PORTFOLIO TURNOVER.



Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's future gains. The more often stocks are traded, the more a Portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. We do not expect this Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve a Portfolio's performance.


FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.


FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Aggressive Small Cap Equity Portfolio.



Exchange Fee (1)............................................  0-$5



(1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.



OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.



                                        (as a % of average daily net assets)
Management Fees....................................................    0.84%
Distribution (and/or service)(12b-1) Fees..........................    0.25%
Other Expenses.....................................................    0.77%
  Administration Fees.......................................  0.25%
  Other Operating Expenses..................................  0.52%
Annual Portfolio Operating Expenses................................    1.86%
Expense Reimbursement (2)..........................................    0.37%
Net Annual Portfolio Operating Expenses............................    1.49%



(2) Reflects Navellier's contractual waiver of reimbursement of a portion of the portfolio's operating expenses.



FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 year.........................  $  152
3 years........................  $  547
5 years........................  $  967
10 years.......................  $2,140



EXPENSES PAID TO THE DISTRIBUTOR.



The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). Payments are made monthly and can be up to 0.25% of the Portfolio's average daily net assets.


HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks of investing in the Aggressive Small Cap Equity Portfolio.

                          AGGRESSIVE SMALL CAP EQUITY

[PERFORMANCE CHART -- TOTAL RETURN]

1994*                                                                             9.8
-----                                                                             ---
1995                                                                             43.80
1996                                                                             15.44
1997                                                                             11.24
1998                                                                             -0.06
1999                                                                             28.34
2000                                                                            -29.47


YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.



            1994    9.80% 1996   15.44% 1998   (0.06%) 2000  (29.47%)
            1995   43.80% 1997   11.24% 1999   28.34%



HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on January 3, 1994.



4th quarter 1999 - up 32.33%                                  4th quarter 2000 - down 30.81%



AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.



                                                                              ANNUALIZED
                                                              ONE YEAR    SINCE INCEPTION (1)
---------------------------------------------------------------------------------------------
Aggressive Small Cap Equity Portfolio.......................   -29.47%           10.04%
Russell 2000 Growth Index...................................   -22.43%            9.82%


(1) The effective date of the Aggressive Small Cap Equity Portfolio was January 3, 1994. Performance was measured against the Russell 2000 Growth Index as of January 3, 1994.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights are intended to help you understand the Portfolio's financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Prior to 1997, Deloitte & Touche audited the Portfolios' financial information. After 1997, this information has been audited by Tait, Weller & Baker, whose report, along with the Portfolio's financial statements, are included in the SAI or annual report, available upon request.



                                                              AGGRESSIVE SMALL CAP EQUITY PORTFOLIO*
                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                          2000      1999      1998      1997       1996
                                                         -------   -------   -------   -------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Year...................  $  20.26  $  15.99  $  16.00  $  17.79  $  15.41
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss....................................     (0.19)    (0.24)    (0.15)    (0.30)    (0.23)
Net Realized and Unrealized Gain (Loss) on
  Investments..........................................     (5.77)     4.71      0.14      2.30(A)   2.61
---------------------------------------------------------------------------------------------------------
Total from Investment Operations.......................     (5.96)     4.47     (0.01)     2.00      2.38
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain.................................     (2.02)    (0.20)       --     (3.79)       --
                                                         --------  --------  --------  --------  ---------
Net Increase (Decrease) in Net Asset Value.............     (7.98)     4.27     (0.01)    (1.79)     2.38
Net Asset Value -- End of Year.........................  $  12.28  $  20.26  $  15.99  $  16.00  $  17.79
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN................................    (29.47)%   28.34%    (0.06)%   11.24%    15.44%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)..................      1.49%     1.49%     1.63%     2.33%     1.75%
Expenses Before Reimbursement (Note 2).................      1.86%     1.85%     1.98%     2.62%     1.86%
Net Investment Loss After Reimbursement (Note 2).......     (1.10)%   (1.21)%   (0.79)%   (1.37)%   (1.33)%
Net Investment Loss Before Reimbursement (Note 2)......     (1.47)%   (1.57)%   (1.13)%   (1.64)%   (1.44)%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate................................       240%      240%      145%      184%      137%
Net Assets at End of Year (in thousands)...............  $ 27,168  $ 38,626  $ 47,259  $ 72,879  $190,035
Number of Shares Outstanding at End of Year (in
  thousands)...........................................     2,212     1,906     2,955     4,555    10,683
---------------------------------------------------------------------------------------------------------


---------------

  *Financial Highlights include the performance of the Navellier Aggressive
   Small Cap Equity Portfolio, a series of the Navellier Series Fund, which reorganized on July 24, 1998, as a series of the Navellier Performance Funds.



(A)The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.



(Note 2) Reflects Navellier's contractual waiver of reimbursement of a portion of the Portfolio's operating expenses.



                       See Notes to Financial Statements

WHO IS RESPONSIBLE FOR THE PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT ADVISER



Navellier Management, Inc. is the Investment Adviser to the Portfolio. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.



LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of each Portfolio. He has been advising Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.



ALAN ALPERS has been the Senior Portfolio Manager and Analyst for Navellier Management, Inc. since 1994. Mr. Alpers is the portfolio manager of and is responsible for the daily activities of the Portfolio. He believes that with Navellier's quantitative and fundamental analysis he can select stocks that will outperform the overall stock market without exposing investors to excessive risk.



DISTRIBUTOR



Navellier Securities Corp. is the Distributor for the Portfolio and is responsible for the sale and distribution of shares to individual shareholders and broker-dealers. Mr. Navellier is 100% owner of the Distributor.



ACCOUNT POLICIES

--------------------------------------------------------------------------------

Here are some important details to know before investing in the Navellier Aggressive Small Cap Equity Portfolio:


HOW WE PRICE SHARES.


Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.


WHEN SHARES ARE PRICED.


NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.


IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES.


Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES.

You will be notified of any significant changes to the Portfolio in writing at least 90 days before the changes take effect.

WHEN STATEMENTS ARE SENT.

We will send you an account statement at least quarterly.

EXCESSIVE TRADING.



The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management and drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions.



MARKET TIMING.



The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.



PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.



UNDERSTANDING EARNINGS

--------------------------------------------------------------------------------


The Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:


THREE KINDS OF DIVIDENDS.

Dividends paid to you could be:


     -  a return of capital (a repayment of the money you invested);



     -  dividends or interest earned by shares of the stocks in a Portfolio;



     -  capital gains earned by selling shares of stocks at a profit.



WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID.


The Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.


YOUR CHOICE: SHARES OR CASH.


You may choose to receive dividends or distributions in one of two ways:


     - We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or



     - To be paid in cash, you must notify us in writing. Cash payments will be made by check, mailed to the same address as statements and confirmations, unless you instruct us otherwise in writing.



WHO RECEIVES A DIVIDEND.


You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). The Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES

--------------------------------------------------------------------------------

Distributions received in cash or additional shares of the Portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Portfolio. Be sure to consult your tax advisor about the specific tax implications of your investments.


TAX CONSEQUENCES OF DIVIDENDS.


Your dividends are taxable in the following ways:


     -  A return of capital is not taxable to you.



     - Dividends and interest earned by the Portfolio are taxable to you as ordinary income.



     - Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares. When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.



WHEN DIVIDENDS ARE TAXABLE.


Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.


TAX EXCEPTIONS.


Dividends will not be taxable in the year they are paid if the Portfolio is being held in a tax-advantaged account, such as an IRA.


GAINS AND LOSSES.


If you sell or exchange shares, you will usually receive either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.


REPORTING.



You must report all dividends and redemptions. You may be subject to a 31% backup withholding, as required by law. (See the signature area of our application.) This amount will be credited against your federal income tax liabilities.



STATE AND LOCAL TAXES.



Dividends may be subject to state and local taxes.



BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.



Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

HOW TO BUY, SELL, AND EXCHANGE SHARES

--------------------------------------------------------------------------------


Here are some general rules to consider:



THREE WAYS TO PLACE ORDERS.


You may place an order with:


     -  the Distributor, Navellier Securities Corp.;



     -  the Transfer Agent, FBR National Bank & Trust; or



     -  one of our selected broker-dealers.



PURCHASE MINIMUMS.



You may buy the Portfolio for:



     - an initial amount of at least $2,000 (at least $500 for an IRA or other tax qualified retirement plan); and,



     -  additional investments of at least $100.



MINIMUM ACCOUNT BALANCES.



Accounts of less than $2,000 ($500 for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market price fluctuations.)



PRICING.


You receive the next NAV calculated after your properly completed order is received.


DIVIDENDS.


You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.


WHEN YOU RECEIVE YOUR MONEY.



You may instruct us to deposit the proceeds of a sale into the Fund for Government Investors, an unaffiliated money market mutual fund, or you may instruct us to mail you the proceeds. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.) If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you buy shares by check and sell them within the next 15 days, we may delay paying you until after the 15th day from the purchase date or until the check clears, whichever occurs first. You can avoid this delay if you wire money to buy shares.



RESTRICTIONS ON PHONE ORDERS.



The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs.

Furthermore, you must wait 30 days after notifying FBR National Bank & Trust of a change in your address before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.



CHANGING THE TERMS.


We can change any of the methods of buying or selling after giving you 30 days' written notice.


EXCHANGING SHARES.


You may instruct us to exchange shares in one Navellier Portfolio for shares in another Navellier Portfolio (unless your state doesn't allow exchanges). We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:


     - The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.



     -  You may make only one exchange within any 30-day period.



     - You may make up to 10 exchanges per year; after the fifth one, there will be a $5 fee per exchange.



BUYING SHARES



BY MAIL



FILL OUT AN APPLICATION. Complete an application naming the Navellier Aggressive Small Cap Equity Portfolio as the Portfolio in which you are investing and how much money is to be invested.



WRITE A CHECK.  Make the check payable to "The Navellier Performance Funds."



SEND THE CHECK AND APPLICATION.  Mail the check and application to:



     The Navellier Performance Funds


     c/o FBR National Bank & Trust

     4922 Fairmont Avenue
     Bethesda, MD 20814

Once your check and properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4 p.m. Eastern time, the purchase will be made based on the shares' NAV of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.


PLEASE NOTE:  No foreign checks are accepted.



BY WIRE



CALL YOUR BANK.  Tell your bank to send wiring instructions including:



     - the Portfolio in which you are investing, and how much is to be invested;



     -  your Navellier account number;



     -  the order number (if available);



     -  your name.

GIVE THE BANK WIRING INSTRUCTIONS.  Send the wire transfer to:



     FBR National Bank & Trust

     Bethesda, MD
     Routing number 0550 71084
     For account of The Navellier Performance Funds
     Account number 029 385770


FOLLOW UP WITH A PHONE CALL. You must follow up the wire with a phone call to us at 1-800-622-1386 or 1-301-657-1510 and tell us the amount you wired and the bank sending the wire.



PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.



BY AUTOMATIC PLAN



MAKE MONTHLY PURCHASES. You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the automatic monthly withdrawal section of the application authorizing your bank to transfer money from your checking account to FBR National Bank & Trust. This is a free service, and you may discontinue it at any time.



Please note: The Fund reserves the right to reject any purchase order.



SELLING OR EXCHANGING SHARES



BY MAIL



SEND THE FOLLOWING INFORMATION.  Send a written request including the:



     -  name of the Portfolio;



     -  account name and number;



     -  exact names of each registered account owner;



     - number or dollar amount of shares to be sold (or that all shares are to be sold).


The mailing address is:

     The Navellier Performance Funds

     c/o FBR National Bank & Trust

     4922 Fairmont Avenue
     Bethesda, MD 20814


BY PHONE



MAKE A PHONE CALL. Call FBR National Bank & Trust at 1-800-622-1386 by 4 p.m. Eastern Time to have your shares sold that day.



HAVE YOUR INFORMATION READY. Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.



BY AUTOMATIC PLAN



MAKE REGULAR WITHDRAWALS. If you have a total of $25,000 or more invested in Navellier Portfolios, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS


You may buy or sell shares through selected broker-dealers. The shares will be bought at the next determined NAV after receiving the order. If you think an order should have been delivered to us before 4 p.m. Eastern time but it was not, you must resolve the issue directly with your broker-dealer. The broker-dealer is responsible for sending your order in promptly.


BROKER COMPENSATION. Brokers will be paid a service fee depending on the average net assets in the Portfolio. These fees are paid from the 12b-1 fee deducted from the Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. For more information on the 12b-1 fees for the Portfolio, see the "Fees and Expenses of the Portfolio" section of this Prospectus. Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

NEED TO KNOW MORE?

--------------------------------------------------------------------------------


THE NAVELLIER PERFORMANCE PORTFOLIOS


Additional information is available free of charge in the Fund's Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.

     The Navellier Performance Portfolios
     c/o Navellier Securities Corp.
     One East Liberty, Third Floor
     Reno, Nevada 89501
     1-800-887-8671

     Internet address: http://www.navellierperformancefunds.com


Copies can also be viewed at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330), or on the Commission's Internet site (http://www.sec.gov), or by written request (including duplicating fee) to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


SEC File Number-811-9142

                                     PART B

                         THE NAVELLIER PERFORMANCE FUNDS

              (THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO)

                       STATEMENT OF ADDITIONAL INFORMATION


                              DATED APRIL 30, 2001




      This Statement of Additional Information, which is not a prospectus, incorporates by reference the Statement of Additional Information contained in Post Effective Amendment 19 of the Registration Statement of the Navellier Performance Funds filed April 30, 2001.

                                        PART C

                                  OTHER INFORMATION



Information and Exhibits, including the consent of counsel (Exhibit 10) and the consent of Independent Auditors as to Aggressive Small Cap Equity Portfolio (Exhibit 11.1) required to be included in Part C of this Post Effective Amendment 18 of the Registration Statement of the Navellier Performance Funds is included and incorporated herein by reference to Part C of Post Effective Amendment 19 of the Registration Statement of the Navellier Performance Funds filed April 30, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No.18 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Reno, and State of Nevada on the 30th day of April, 2001.


                             THE NAVELLIER PERFORMANCE FUNDS


                             By: /s/Louis Navellier
                                ___________________________________
                                 Louis Navellier
                                President and Trustee


    The Navellier Performance Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on October 17, 1995, in the capacities and on the date indicated:



/s/ Louis Navellier
_____________________        Trustee and President
Louis Navellier(1)           (Principal Executive          April 30, 2001
                               Officer), Treasurer

/s/ Joel Rossman
________________________     Trustee
Joel Rossman                                               April 30, 2001


/s/ Barry Sander
________________________     Trustee
Barry Sander                                               April 30, 2001


/s/ Arnold Langsen
________________________     Trustee
Arnold Langsen(2)                                          April 30, 2001


/s/ Jacques Delacroix
________________________     Trustee and Secretary
Jacques Delacroix                                          April 30, 2001


1    These persons are interested persons affiliated with the Investment
     Advisor.

2 This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.


                                       C-2